Exhibit 10.1
REPURCHASE AGREEMENT
REPURCHASE AGREEMENT, dated as of March 14, 2011 (this “Agreement”), among TRINITY ACQUISITION PLC, a company organized and operated under the laws of England and Wales (the “Issuer”) and GSMP V ONSHORE INTERNATIONAL, LTD., an exempted company incorporated in the Cayman Islands with limited liability (“GSMP V Onshore”), GSMP V OFFSHORE INTERNATIONAL, LTD., an exempted company incorporated in the Cayman Islands with limited liability (“GSMP V Offshore”), GSMP V INSTITUTIONAL INTERNATIONAL, LTD., an exempted company incorporated in the Cayman Islands with limited liability (“GSMP V Institutional”), GSLP I OFFSHORE INVESTMENT FUND A, L.P., a Cayman Islands exempted limited partnership (“GSLP I Offshore A”), GSLP I OFFSHORE INVESTMENT FUND B, L.P., a Cayman Islands exempted limited partnership (“GSLP I Offshore B”), GSLP I OFFSHORE INVESTMENT FUND C, L.P., a Cayman Islands exempted limited partnership (“GSLP I Offshore C”), GSLP I ONSHORE INVESTMENT FUND, L.L.C., a Delaware limited liability company (“GSLP I Onshore”), HIGHBRIDGE MEZZANINE PARTNERS ONSHORE LUX S.À R.L., a limited liability company organized under the laws of the Grand-Duchy of Luxembourg (“HB Onshore”), HIGHBRIDGE MEZZANINE PARTNERS OFFSHORE LUX S.À R.L., a limited liability company organized under the laws of the Grand-Duchy of Luxembourg (“HB Offshore”) and HIGHBRIDGE MEZZANINE PARTNERS INSTITUTIONAL LUX S.À R.L., a limited liability company organized under the laws of the Grand-Duchy of Luxembourg (“HB Institutional” and, together with GSMP V Onshore, GSMP V Offshore, GSMP V Institutional, GSLP I Offshore A, GSLP I Offshore B, GSLP I Offshore C, GSLP I Onshore, HB Onshore and HB Offshore, the “Sellers”).
RECITALS
WHEREAS, on March 6, 2009, pursuant to that certain Note Purchase Agreement, dated as of February 10, 2009, the Issuer issued (the “Placement”) an aggregate of $500,000,000 principal amount of its 12.875% senior notes due December 31, 2016 (the “Notes”) under that certain Indenture, dated as of March 6, 2009 (as amended, supplemented or modified from time to time, the “Indenture”);
WHEREAS, in connection with the Placement, the Sellers purchased Notes in an aggregate of principal amount of $465,000,000, with each Seller having purchased the principal amount of Notes set forth opposite its name on Schedule A hereto; and
WHEREAS, subject to the terms and conditions hereof, the Issuer desires to repurchase from the Sellers (the “Repurchase”), and the Sellers desire to sell to the Issuer, all of the Notes held by them, with each Seller agreeing to sell to the Issuer the principal amount of Notes owned by the Seller on the date hereof, as set forth opposite its name on Schedule A hereto.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Agreement hereby agree as follows:

Section 1.
Closing; Repurchase Price
1. The closing of the Repurchase (the “Closing”) shall take place on the Business Day on which the conditions to the Repurchase set forth in Section 3 are satisfied. The Issuer agrees to give notice of its intention to satisfy such conditions one Business Day prior to such satisfaction and to confirm that such conditions have been satisfied immediately prior to the Closing.
2. At Closing, the Issuer shall repurchase all Notes held by the Sellers as set forth on Schedule A hereto, at a price (the “Repurchase Price”), payable by wire transfer in immediately available funds to such account or accounts for the Sellers as set forth in Schedule A hereto opposite the name of such Sellers, equal to the sum of (i) 100% of the principal amount of Notes repurchased in the Repurchase, plus (ii) all accrued and unpaid interest on the Notes to the Closing of the Repurchase, plus (iii) an amount equal to the Applicable Premium that would be payable upon a redemption as of the Closing of the Notes being repurchased (but computed using an annual discount rate equal to 2.25%, in lieu of the discount rate specified in the definition of Applicable Premium in the Indenture). Solely for illustrative purposes, assuming the Closing were to take place on March 17, 2011, the Repurchase Price would be 131.407% of the principal amount of the Notes repurchased, plus all accrued and unpaid interest on the Notes through the Closing.
Section 2.
Representations
1. Representations of the Sellers. Each Seller, severally and not jointly, represents and warrants to the Issuer, as follows:
     (a) Such Seller has all requisite authority and capacity to enter into this Agreement and to sell the Notes to be sold by such Seller pursuant hereto, and this Agreement is the valid and binding agreement of such Seller, enforceable against such Seller in accordance with its terms.
     (b) The execution, delivery and performance of this Agreement by such Seller and the consummation by such Seller of the Repurchase of its Notes and the other transactions contemplated hereby, will not (i) violate any provision of any law, statute, rule or regulation applicable to such Seller, or (ii) violate any agreement or judgment, order, writ or decree of any court applicable to such Seller.
2. Representations of the Issuer. The Issuer represents to the Sellers as follows:
     (a) The Issuer has all requisite authority and capacity to enter into this Agreement and to repurchase the Notes to be purchased by it hereunder, and this Agreement is the valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms.
     (b) The execution, delivery and performance of this Agreement by the Issuer and the consummation by the Issuer of the Repurchase and the other transactions contemplated hereby,

will not (i) violate any provision of any law, statute, rule or regulation applicable to the Issuer, or (ii) violate any agreement or judgment, order, writ or decree of any court applicable to the Issuer.
Section 3.
Condition and Covenant
The obligation of the Issuer to consummate the Repurchase shall be subject to the condition that the Issuer shall have received net proceeds from the issuance of its debt securities or the debt securities of its parent company (the “Financing”) in an aggregate amount sufficient to Repurchase all of the Notes to be purchased by it hereunder. The Issuer commits to use commercially reasonable efforts to obtain the proceeds of the Financing on or prior to March 31, 2011. In the event that the Closing of the Repurchase shall not have occurred on or prior to March 31, 2011, this Agreement shall terminate and be of no further force and effect.
Section 4.
Expenses
Whether or not the transactions contemplated by this Agreement are consummated, the Issuer agrees to pay all reasonable out-of-pocket expenses of the Sellers and their counsel incurred in connection therewith.
Section 5.
Miscellaneous
1. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
2. This Agreement may be signed in various counterparts, which together will constitute one and the same instrument. Each signed copy shall be an original, but all of them together represent the same agreement.
3. In case any one or more of the provisions in this Agreement shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.
4. The Sellers (i) agree to cooperate with the Issuer to facilitate the transfer of record ownership of the Notes to be repurchased by the Issuer hereunder with DTC and the Trustee, and (ii) understand and acknowledge that the Issuer may seek to repurchase and/or redeem any Notes that remain outstanding after consummation of the transactions contemplated by this Agreement; provided that from the date hereof until thirty days after the Closing the Issuer will not repurchase and/or redeem any such Notes at prices that exceed the Repurchase Price.

5. THE INTERNAL LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANY OTHER STATE) SHALL GOVERN AND BE USED TO CONSTRUE THIS AGREEMENT.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

TRINITY ACQUISITION PLC

By: /s/ Adam G. Ciongoli Name: Adam. G. Ciongoli
Title: Group General Counsel

GSMP V ONSHORE INTERNATIONAL, LTD.

By: /s/ John E. Bower Name: John E. Bower
Title: Vice President

GSMP V OFFSHORE INTERNATIONAL, LTD.

By: /s/ John E. Bower
Name: John E. Bower
Title: Vice President

GSMP V INSTITUTIONAL INTERNATIONAL, LTD.

By: /s/ John E. Bower
Name: John E. Bower
Title: Vice President

GSLP I OFFSHORE INVESTMENT FUND A, L.P.

By: Goldman, Sachs & Co., Duly Authorized

By: /s/ John E. Bower Name: John E. Bower
Title: Managing Director

GSLP I OFFSHORE INVESTMENT FUND B, L.P.

By: Goldman, Sachs & Co., Duly Authorized

By: /s/ John E. Bower

Name: John E. Bower
Title: Managing Director

GSLP I OFFSHORE INVESTMENT FUND C, L.P.

By: Goldman, Sachs & Co., Duly Authorized

By: /s/ John E. Bower

Name: John E. Bower
Title: Managing Director

GSLP I ONSHORE INVESTMENT FUND, L.L.C.

By: Goldman, Sachs & Co., as Attorney-in-Fact

By: /s/ John E. Bower

Name: John E. Bower
Title: Attorney-in-Fact

HIGHBRIDGE MEZZANINE PARTNERS ONSHORE LUX S.À R.L.

By: /s/ Faith Rosenfeld Name: Faith Rosenfeld
Title: Chief Administrative Officer

By: /s/ Sophie Simoens

Name: Sophie Simoens
Title: Manager B

HIGHBRIDGE MEZZANINE PARTNERS OFFSHORE LUX S.À R.L.

By: /s/ Faith Rosenfeld

Name: Faith Rosenfeld
Title: Chief Administrative Officer

By: /s/ Sophie Simoens

Name: Sophie Simoens
Title: Manager B

HIGHBRIDGE MEZZANINE PARTNERS INSTITUTIONAL LUX S.À R.L.

By: /s/ Faith Rosenfeld

Name: Faith Rosenfeld
Title: Chief Administrative Officer

By: /s/ Sophie Simoens

Name: Sophie Simoens
Title: Manager B